UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 10, 2010

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong, China 262714
(Address of principal executive offices and zip code)

+86 (536) 567 0008
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On September 15, 2010, Gulf Resources, Inc. (the “Company”) issued a press release announcing revisions to previously issued earnings guidance for its fiscal year 2010. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 8.01               Other Events.

On September 10, 2010, the “Company issued a press release announcing that it had engaged Deloitte Touch Tohmatsu to perform an independent assessment over the company’s internal controls.  A copy of the press release is furnished as Exhibit 99.2 hereto.

On September 14, 2010, the Company issued a press release providing updates on its financing and acquisition strategy.  A copy of the press release is furnished as Exhibit 99.3 hereto.

On September 15, 2010, the Company issued a press release providing clarification on its financing timeline.  A copy of the press release is furnished as Exhibit 99.4 hereto.

Item 9.01               Financial Statements and Exhibits.

Exhibits

99.1           Press Release of Gulf Resources, Inc. dated September 15, 2010.
99.2           Press Release of Gulf Resources, Inc. dated September 10, 2010.
99.3           Press Release of Gulf Resources, Inc. dated September 14, 2010.
99.4           Press Release of Gulf Resources, Inc. dated September 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Xiaobin Liu
Name:	Xiaobin Liu
Title:	Chief Executive Officer

Dated: September 16, 2010